                                                                    Exhibit 99.2

SAFLINK Corporation

Forward Looking Statements

Statements contained herein that relate to future events or results are forward-looking statements. Without limiting the foregoing, the words "may", "will", "should", "intends", "estimates", "predicts", "potential", "continue", "believes", "anticipates", "plans", "expects", the negative of these terms or other comparable terminology are intended to identify forward-looking statements. A number of factors, risks and uncertainties may cause actual results in future periods to differ materially from such statements. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including our failure to obtain the substantial financing we will need for our operations on acceptable terms, or at all; our recurring losses from operations, our working capital deficit and our ability to continue as a going concern; the outcome of a lawsuit brought against us by International Interest Group, Inc.; the failure of the biometrics market to experience significant growth or broad acceptance of products in this market; the ability of a small group of stockholders to significantly influence our affairs; our ability to compete with competitors with greater financial and technical resources and greater ability to respond to market changes; our ability to take advantage of sales opportunities in the future given the reduction in our workforce of sales and marketing personnel; our new management structure and that many of our key executive officers have not held their positions for very long; the limited public market for our common stock as a result of our stock being delisted from the Nasdaq SmallCap Market ; our dependence on third parties for our product distribution; the limited number of customers from which our historic revenues have been derived; our ability to keep up with rapid technological change in the software industry; and our limited experience in doing business outside the United States and the application of Canadian laws or regulations not previously applicable to our business. Some of the uncertainties that may affect future results are discussed in more detail in our periodic filings with the SEC.


Who is SAFLINK?

     . SAFLINK Corporation develops software that replaces existing password-based authentication mechanisms with strong proprietary biometric solutions
     .    Focus on Logical versus Physical Access Solutions
     . Biometrics is the use of physiological characteristics to determine identity. Examples of biometric platforms include: voice, finger scan, facial scan and iris scan
     . The Company targets large-scale commercial enterprises and government organizations

Corporate Background

     . Founded in 1991, the Company has over 10 years experience in developing software and biometric security solutions
     . A leader in the development and push for adoption of open systems software standards, enabling the use of multiple biometric technologies
     .    Co-authored the industry standard Application Programming Interface
          (API) with the National Security Agency in 1997
     .    Co-founded the Biometric Industry Trade Association (IBIA)
     . Headquartered in Bellevue, Washington with satellite offices in Reston, Virginia and Edmonton, Alberta

Industry Recognition

     . Prior to Sept. 11, biometrics industry estimated to reach approximately $2 billion by 2005 (Source: IBG)
     . Recent tragic events have led to increased interest in new technology tools to secure information systems
     . Biometric security will likely be a key component of the new "Homeland Defense" policies
     .    70% all security breaches originate within the networks (Source:
          Gartner)
     . Password management costs on average exceed $270 per employee/yr (source: IDC)

Total Biometric Revenues

[GRAPH]

Restructured Operations

     .    Glenn Argenbright: President and CEO of Saflink (June 2001) Past
          Successes:
     .    MediaPlex (IPO 1999 by Lehman Brothers)
     .    Intellicom (sold to SoftNet - SOFN)
     .    Completed $8 million institutional round in June 2001
     .    Raised $6 million in January 2002; paid off or converted debt
     .    Cut Expenses
     .    Workforce reduced by 42%
     .    IT Infrastructure costs by more than 50%
     .    Office and leasehold costs cut by roughly 50%
     .    Restructured the management team
     . Business focus: enterprise customers in financial services, healthcare, Fortune 1000, and government markets
     .    Sales teams recast and re-tasked

Business Model

     . Sell through Strategic Partners (Microsoft, Novell, Computer Associates) and Direct Sales Team
     . Offer complete biometric security solution, including both proprietary software and third party hardware
     .    Target customer range of $250,000 to $3 million per installation
     . Each contract includes maintenance and support agreements which generally represents annual recurring revenue of 19% of total contract value
     .    Targeted gross margins:
     .         Hardware 32%
     .         Software 68%
     .    Product Overview
     . The Company's software is designed to be used with nearly any biometric hardware solution to integrate, manage and facilitate the replacement of traditional passwords
     .    Hardware flexibility is essential in enterprise networks
     . Products based on published open system application programming interface ("API") standard

     .    Products compliant with HAAPI & Bio API industry standards

Product Overview, cont.

     .    Company has three primary software packages:
     . SAFsolution - Integrates secure, multi-biometric access to Microsoft Windows network environments
     . SAFaccess - Brings biometric authentication to Computer Associate' eTrust Single Sign-on enterprise security platform
     . SAFmodule - Qualified plug-in to Novell Modular Authentication Service allowing user to replace passwords with biometric authentication


New Sales Process

     .    New sales teams created in November 2001
     .    Proactive, three pronged sales approach initiated
               .  Channel partners, Government, Direct/commercial
     .    New Sales team is delivering incredible results!
               .  38 paid beta tests in the last 90 days
               .  15 paid beta tests for all of 2001
               .  5 paid beta tests for all of 2000
     . 29 city tour and web-seminar series sponsored by Novell Corporation-- produced 4000 new leads
     .    Sales pipeline has grown to over $43 million

Large Contracts

     . In recent months, the Company has announced several large contract wins:
               .  The City of Stockholm: potential of 80,000 users
               . Major financial services institution: potential of 22,000 users
               . St. Vincent Hospital: believed to be the largest biometric initiative deployed in a hospital environment

Case Study:

Financial Services

Saflink Helps Companies Reduce

Password Management Costs

     . Selected by a major financial institution as its biometric solution provider for all corporate network single sign-on users
     .    Potential to be the largest biometric deployment in history
     . Employees have access to as many as 17 separate applications per day each with its own unique password
     . Client estimates place annual password management costs at approximately $1000 per user/yr
     . Approximately 22,000 users will be using the Saflink solution over the three year contract

Case Study:

Healthcare Industry

Saflink Provides Multi-Biometric Security Solution

     . St. Vincent Hospitals and Health Care Center Inc., believed to be the largest biometric initiative deployed in a hospital environment
     . Ability to support and integrate multiple biometric hardware solutions intended to create substantial cost savings for the hospital:
               .  Nursing Stations use Fingerprint Authentication
               .  Clinical Facilities uses Iris Authentication
     . Biometrics provides strong authentication; helps hospitals achieve compliance with HIPAA Standards
     .    Biometric technology designed to be implemented immediately

Competitive Differentiators

     .    Management expertise
     .    Company background
     .    Track record
     .    Vendor neutral--support 17 devices
     .    Affordable pricing
     .    Highly scalable solution architecture
     .    Ease of installation/management
     .    Robust product features

Management Team
The Company has revamped its management team since June 2001. Key employees include the following people:
     .    Glenn L. Argenbright - President & CEO
     .    Ann M. Alexander - COO & Corporate Secretary
     .    Gregory C. Jensen - Chief Technology Officer
     .    Walter G. Hamilton - Vice President Business Development, Board member
          IBIA
     .    Joshua Grantz - Vice President Sales
     . Kathy Tilton - Director Special Projects; Chairman of Board, BIO-API Consortium

Financial Highlights

     . The Company anticipates top-line growth through 2002, as it seeks to leverage evaluation contracts into full-scale deployments & obtain additional customers
     .    Stock Price (5/02/02) - $1.43
     .    52 Wk. High - $3.50
     .    52 Wk. Low - $0.56
     .    Number of Market Makers - 18
     .    Common Shares Outstanding - 12.8 million
     .    Common Shares Upon Conversion of Series E Preferred - 3.7 million
     .    Total - 16.5 million

Financial Highlights, cont.

     .    Warrants and Options - 7.2 million
     .    Exercise prices = $1.40 - $3.50
     .    Debt - None
     .    Monthly Operating Expenses -
          Approx. $400,000

Investment Considerations

     . Management believes that the Company is significantly undervalued compared to its peers, due to stock listing
     . The Company has fallen below the radar screens of larger institutions due to its market capitalization
     .    Continued execution should boost valuation and increase liquidity
     .    SAFLINK  sales  pipeline is at an all time high
     . Increased recognition and acceptance of biometrics could be the catalyst that drives valuations in this space